MEDICUS PHARMA LTD. ANNOUNCES A MEMORANDUM OF
UNDERSTANDING (MOU) WITH HELIX NANOTECHNOLOGIES INC. TO
DEVELOP THERMOSTABLE INFECTIOUS DISEASE VACCINES

The MOU intends to combine proprietary mRNA vaccine platform of HelixNano with proprietary Microneedle array (MNA) delivery platform of Medicus.

Philadelphia, Pennsylvania---August 4, 2025 - Medicus Pharma Ltd. (NASDAQ: MDCX) ("Medicus") and Helix Nanotechnologies Inc. ("HelixNano"), a Boston-based biotech company focused on developing an advanced mRNA platform to create vaccines and therapies to augment the immune system's power to fight disease, announced today that they have entered into a non-binding memorandum of understanding (the "MoU") in respect of their shared mutual interest in the development of thermostable infectious diseases vaccines by combining HelixNano's proprietary mRNA vaccine platform with Medicus' proprietary MNA delivery platform.

Subject to the certain conditions noted in the MoU, Medicus and HelixNano are currently engaged in good faith negotiations with the aim of forming a joint venture (the "Joint Venture") for the co-development and commercialization of thermostable mRNA-based vaccines utilizing their respective proprietary technologies.

In parallel with such ongoing negotiations, Medicus and HelixNano have formalized their mutual intent to collaborate on the research, development and production of a batch of clinical-grade mRNA vaccine-loaded MNAs (the "Project"), which are intended for use in a Phase 1 clinical bridging study to compare the safety and preliminary efficacy of intramuscular injection vs. intradermal MNA delivery of HelixNano's vaccine candidate HN-0001, through the proposed Joint Venture.

"The potential of combining HelixNano's potent mRNA vaccine platform with our uniquely formulated dissolvable microneedle array (MNA) technology, is designed to unlock next generation vaccination paradigm" stated Dr. Raza Bokhari, Executive Chairman & CEO, "aiming to develop needle-free, thermostable vaccines that could eliminate cold-chain logistics, reduce distribution costs, improve patient access and offer global scale, which could potentially position us at the forefront of ground-breaking opportunities to prevent, rather than treat, infectious diseases. The Company is exploring numerous possibilities offered by microneedle arrays".

The purpose of the MoU is to memorialize the mutual intention of the parties to proceed with preliminary collaborative efforts towards the Project while the terms of the contemplated Joint Venture are being finalized.

In addition, Medicus and HelixNano have agreed to engage in the following preliminary joint development activities for the purpose of evaluating the feasibility and desirability of pursuing the proposed Joint Venture. The parties acknowledge and agree that these activities do not constitute a binding commitment to proceed with the Joint Venture, which remains subject to the negotiation and execution of definitive agreements.

Sponsored Research Agreement:  HelixNano and Medicus will enter into a Sponsored Research Agreement with the University of Pittsburgh (the "University") to conduct parts of the Project under the direction of Dr. Lou Falo, Professor and Chair, Department of Dermatology, University of Pittsburgh, School of Medicine.

Supply of Clinical Material: HelixNano will supply clinical drug product HN-0001, consisting of mRNA-LNP formulated vaccine material, in sufficient quantities and conditions suitable for use in the Project.

Loading into Microneedle Arrays: The University will test and optimize the incorporation of the HN-0001 mRNA-LNP drug product into microneedle arrays (MNAs). Once all parties agree that sufficient loading conditions have been achieved, Medicus and/or the University will complete the loading of HN-0001 drug product at an agreed upon dosage/concentration into a batch of sterile, clinical-grade MNAs provided by Medicus for use in the Project. The HN-0001-loaded, clinical MNAs are intended for future use in a human clinical study after creation of the Joint Venture.

No Binding Obligation to Transact

Except as expressly provided in certain sections, the MoU is non-binding and shall not be construed to obligate either party to proceed with the Joint Venture or any further development or commercial arrangement, unless and until definitive agreements are executed.

For further information contact:

Carolyn Bonner, President

(610) 636-0184

cbonner@medicuspharma.com

Anna Baran-Djokovic, SVP Investor Relations

(305) 615-9162

adjokovic@medicuspharma.com

About Medicus Pharma Ltd.

Medicus Pharma Ltd. (Nasdaq: MDCX) is a biotech/life sciences company focused on accelerating the clinical development programs of novel and disruptive therapeutics assets. The Company is actively engaged in multiple countries, spread over three continents.

SkinJect Inc. a wholly owned subsidiary of Medicus Pharma Ltd, is a development stage, life sciences company focused on commercializing novel, non-invasive treatment for basal cell skin cancer using patented dissolvable microneedle patch to deliver chemotherapeutic agent to eradicate tumors cells. The Company completed a phase 1 safety & tolerability study (SKNJCT-001) in March of 2021, which met its primary objective of safety and tolerability; the study also describes the efficacy of the investigational product D-MNA, with six (6) participants experiencing complete response on histological examination of the resected lesion. The Company is currently conducting a randomized, controlled, double-blind, multicenter clinical study (SKNJCT-003) in the United States and Europe. The Company has also commenced a randomized, controlled, double-blind, multicenter clinical study (SKNJCT-004) in UAE.

In June 2025, the Company announced its entry into a definitive agreement to acquire Antev, a UK-based late clinical stage biotech company, developing Teverelix, a next generation GnRH antagonist, as a first in market product for cardiovascular high-risk advanced prostate cancer patients and patients with first acute urinary retention relapse (AURr) episodes due to enlarged prostate. The transaction with Antev is subject to the fulfillment of certain closing conditions, including obtaining Antev shareholder approval and other applicable corporate, regulatory and third-party approvals. No assurances can be given that the parties will successfully close the proposed transaction on the terms or timeframe currently contemplated or at all.

About Helix Nanotechnologies, Inc:

Helix Nanotechnologies Inc, is a biotechnology company headquartered in Boston, MA. HelixNano is focused on building a universal interface to the immune system to tap into the innate power of the human body to fight disease and is currently developing mRNA-based drug products in infectious disease, solid organ transplant, oncology, and other indications.

Cautionary Notice on Forward-Looking Statements

Certain information in this news release constitutes "forward-looking information" under applicable securities laws. "Forward-looking information" is defined as disclosure regarding possible events, conditions or financial performance that is based on assumptions about future economic conditions and courses of action and includes, without limitation, statements regarding the MOU, including the development of thermostable infectious diseases vaccines by combining HelixNano's proprietary mRNA vaccine platform with Medicus' proprietary microneedle array (MNA) delivery platform, the commencement of the Project and potential results thereof, the formation of the Joint Venture and potential benefits thereof, the commencement and successful completion of the joint development activities and the benefits thereof, the design of the MOU and the Joint Venture to unlock next generation vaccination paradigm, successfully develop needle-free and thermostable vaccines that could eliminate cold-chain logistics, reduce distribution costs, improve patient access and offer global scale, the Company being positioned at the forefront of ground-breaking opportunities to prevent infectious diseases, the Company's aim to fast-track the clinical development program and convert the SKNJCT-003 exploratory clinical trial into a pivotal clinical trial, and approval from the FDA and the timing thereof, the commencement of the SKNJCT-004 study and the potential results of and benefits of such study, the Antev transaction, including the closing of the transaction or the timing thereof, the potential benefits of the Antev transaction, if consummated, including plans and expectations concerning, and future outcomes relating to, the development, advancement and commercialization of Teverelix, and the potential market opportunities related thereto. Forward-looking statements are often but not always, identified by the use of such terms as "may", "on track", "aim", "might", "will", "will likely result", "could," "designed," "would", "should", "estimate", "plan", "project", "forecast", "intend", "expect", "anticipate", "believe", "seek", "continue", "target" or the negative and/or inverse of such terms or other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements, including those risk factors described in the Company's public filings on EDGAR and on SEDAR+, which may impact, among other things, the trading price and liquidity of the Company's common shares. Forward-looking statements contained in this news release are expressly qualified by this cautionary statement and reflect our expectations as of the date hereof and thus are subject to change thereafter. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned that the foregoing list is not exhaustive, and readers are encouraged to review the Company's long form prospectus accessible on the Company's profile on EDGAR at www.sec.gov and on SEDAR+ at www.sedarplus.ca . Readers are further cautioned not to place undue reliance on forward-looking statements as there can be no assurance that the plans, intentions or expectations upon which they are placed will occur. Such information, although considered reasonable by management at the time of preparation, may prove to be incorrect and actual results may differ materially from those anticipated.